Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, R. James Kelly, Vice Chairman and Chief Financial Officer of Family Dollar Stores, Inc., (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•                           the Quarterly Report on Form 10-Q of the Company for the quarter ended November 26, 2005, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  January 5, 2006

/s/ R. James Kelly
R. James Kelly
Vice Chairman and Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Family Dollar Stores, Inc., and will be retained by Family Dollar Stores, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.